EXHIBIT 99.1

TIX CORPORATION TO DELIST FROM NASDAQ AND MOVE ITS STOCK LISTING TO OTCQX;
INTENDS TO DEREGISTER ITS COMMON STOCK SUBJECT TO SEC APPROVAL

STUDIO CITY, CA, September 28, 2010 – Tix Corporation (NASDAQ: TIXC) (the “Company”) announced today it has been notified by the NASDAQ Stock Market (“NASDAQ”) that the Company no longer meets the minimum $1.00 per share requirement for continued listing on the NASDAQ under Listing Rule 5550(a)(2).  Additionally, the Company today also announced that its Board of Directors has approved a plan to voluntarily delist the Company’s common stock from the NASDAQ. Following the delisting, the Company intends to move its common stock listing to the OTCQX U.S. Premier (“OTCQX”) over-the-counter market, operated by Pink OTC Markets Inc.

Subsequent to the delisting, the Company intends to deregister its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has submitted a No-Action Request to the Securities and Exchange Commission (“SEC”) to deregister its common stock and suspend its reporting obligations under the Exchange Act.  In the event the SEC approves the Company’s No-Action Request, the Company will not file any future annual or quarterly reports with the SEC, including a Form 10-Q for the quarter ending September 30, 2010.  The Company expects that its shares will continue to trade under the “TIXC” ticker symbol following the delisting from NASDAQ. The Company expects that, as a result of delisting and deregistering under the Exchange Act, it will save approximately $1.0 million annually and will free up considerable time for management to focus on the Company’s strategy and operating performance.

Mitch Francis, Chairman of the Board and CEO, stated, “We're taking this important step with our shareholders' interests in mind.  The burden of reporting under the Exchange Act, and in recent years the added burden of Sarbanes-Oxley, has become too expensive for many small companies such as Tix Corporation.  After careful consideration, the Company believes that by moving its stock listing to the OTCQX and deregistering its common stock, it can re-invest significant resources to help drive growth and profitability.  We believe that by utilizing the OTCQX platform, material savings can be achieved while still providing reliable information to our shareholders.”

Notwithstanding the deregistration, the Company will continue to maintain a system of internal controls over financial reporting to ensure the continuing accuracy and reliability of results of operations reported to its stockholders.  Following deregistration, the Company will no longer bear the financial burden of complying with the Exchange Act and the Sarbanes-Oxley Act of 2002, legal and auditor reviews of SEC disclosures, as well as, accounting and other administrative expenses related to the Company's NASDAQ listing and SEC reporting requirements.

The Company chose the OTCQX marketplace because it believes it may provide shareholders a more liquid market than the Pink Sheets and requires member companies to adhere to a prescribed set of financial disclosures. Specifically, OTCQX-listed issuers are required to publicly disclose annual audited financial statements, unaudited quarterly financial statements and current information pertaining to material events. The Company believes that these disclosures will provide its shareholders with the ability to monitor the Company's results of operations and continue to make informed investment decisions.

Procedural Details

The Company has notified the NASDAQ of its intent to voluntarily delist its common stock from the NASDAQ and will file a Form 25 with the Securities and Exchange Commission (the “SEC”) on or about October 12, 2010 to effect such voluntary delisting. The delisting of the Company’s common stock will take effect no earlier than 10 days after filing the Form 25, or on or about October 26, 2010. As a result, the Company expects that the last day of trading of its common stock on the NASDAQ will be on or about October 26, 2010. The Company is currently taking the necessary steps to list its common stock on the OTCQX, and expects the common stock to be listed on or about October 29, 2010.  In the event that the Company’s common stock is not eligible for trading on the OTCQX at that time, the common stock will trade on the Pink Sheets.

Following the effectiveness of the Form 25, the Company's common stock will no longer trade on the NASDAQ.  The Company intends to comply with the OTCQX listing rules to enable its common stock to list on the OTCQX immediately upon delisting from the NASDAQ. These rules require at least one market maker to quote the Company's common stock after complying with certain filing and disclosure rules or by complying with the unsolicited customer order rule. In addition, the OTCQX requires companies to engage an approved dedicated advisor for disclosure, to advise them on proper disclosure under the OTCQX Alternate Reporting Standard, and to certify that listing and disclosure requirements have been met. Given that the Company is current in all of its SEC filings, it does not currently anticipate any difficulties in meeting all of the OTCQX listing requirements, although there can be no assurances that it will be able to do so.

Subsequent to the effectiveness of the Form 25, the Company intends to file a Form 15 with the SEC to voluntarily deregister its common stock and suspend its reporting obligations under the Exchange Act. The Company has submitted a No-Action Request to the SEC to deregister under the Exchange Act.  In the event that the SEC approves the Company’s No-Action Request, the Company will not be filing any future annual or quarterly reports with the SEC, including a Form 10-Q for the period ending September 30, 2010.  Upon the filing of the Form 15, the Company's obligation to file reports and forms with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, will be suspended immediately and all of the Company’s other SEC reporting obligations will be suspended when the Form 15 becomes effective 90 days after filing.  The Company intends to immediately begin reporting under the OTCQX Alternate Reporting Standard, including annual audited financial statements, unaudited quarterly financial statements and current information. The Company is eligible to deregister its common stock under the Exchange Act because it has fewer than 300 stockholders of record. As of September 23, 2010, the Company had approximately 215 registered shareholders of record.

The decision by the Company's Board of Directors to voluntarily delist and deregister its common stock is in part a cost-savings measure to significantly reduce annual expenses associated with the Company's NASDAQ listing and compliance with SEC reporting requirements, including legal, accounting and other administrative expenses. Given the limited current public trading volume and liquidity of the Company's common stock, the Company believes the benefits of having its common stock listed on a national exchange and registered under the Exchange Act are outweighed by the associated annual costs. The Board of Directors believe that the Company's stockholders will be better-served if the Company spends more of its financial resources and management's time on the Company's business without the substantial cost and time associated with having to comply with NASDAQ rules and SEC reporting obligations. The Board of Directors determined to delist, deregister and suspend its public reporting obligations after extensive deliberations of the advantages and disadvantages of no longer being a public reporting company and careful consideration of the recommendation of an independent committee and the advice of the Company's legal counsel and other outside advisors. The Board of Directors and management believe that the expense reductions inherent in delisting and deregistering the common stock will benefit the Company and its stockholders, and ultimately will serve to maximize the value of the Company.

About TIX Corporation

Tix Corporation is an integrated entertainment company providing discount and premium ticketing services, event and branded merchandising, and production / promotion of live concert and theatrical events. It currently operates eleven discount ticket stores in Las Vegas under the Tix4Tonight marquee, and offers up to a 50 percent discount for same-day shows, concerts, attractions and sporting events, as well as discount reservations for dining. The Company also offers premium tickets to concerts, theater and sporting events throughout the United States under its Tix4AnyEvent.com brand. The Company's Exhibit Merchandising operation is engaged in branded merchandise development and sales activities related to museum exhibitions and other events, including the King Tutankhamun and Real Pirates tours; selling themed souvenir memorabilia and collector's items in specialty stores in conjunction with the specific events and venues. Tix Productions is dedicated to live concert and theatrical promotion and production throughout the United States, Canada and Europe, and operates under the banners of Magic Arts & Entertainment and NewSpace Entertainment.

Safe Harbor Statement

This press release contains forward-looking statements based on our expectations as of the date of this press release. These statements necessarily reflect assumptions that we make in evaluating our expectations as to the future. Forward-looking statements are necessarily subject to risks and uncertainties. Our actual future performance and results could differ from that contained in or suggested by these forward-looking statements as a result of a variety of factors. Our filings with the Securities and Exchange Commission present a detailed discussion of the principal risks and uncertainties related to our future operations, in particular our Annual Report on Form 10-K for the year ended December 31, 2009, under “Business Risks” in Part I, Item 1, and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in Part I, Item 7 of the Form 10-K, and reports on Form 10-Q and Form 8-K, all of which can be obtained at www.sec.gov.

Contact:     Tix Corporation
Steve Handy, CFO
818-761-1002